UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 18, 2013

Xenonics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32469	84-1433854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3186 Lionshead Avenue Carlsbad, California		92010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 477-8900

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On February 18, 2013, Xenonics Holdings, Inc. (the “Company”) granted options to purchase the following number of shares of common stock to its executive officers and directors. Each option has an exercise price of $0.18 per share, which is equal to the closing price of the Company’s common stock on February 15, 2013 (the last trading day prior to the meeting of the Company’s Board of Directors at which the options were granted), and each option has a five-year term that expires on February 18, 2018. Furthermore, each option will vest only if the Company has income from operations (before any non-cash charges for these new stock options) for its fiscal year ending September 30, 2013.

Name	Position with the Company	Shares of Common Stock Covered by the New Option
Alan P. Magerman	Chairman of the Board of Directors and Chief Executive Officer	500,000
Jeffrey P. Kennedy	Director, President and Chief Operating Officer	500,000
Richard S. Kay	Chief Financial Officer, Secretary and Treasurer	200,000
Allen K. Fox	Director	150,000
Brad J. Shapiro	Director	150,000

On February 18, 2013, the Company also replaced certain options held by the following persons with new options to purchase the following number of shares of common stock, which in each case equals the number of shares of common stock that could be purchased with the existing option. Each option that was replaced had an exercise price of $0.65 or $0.875 per share, and each option that was replaced had an expiration date ranging from July 29, 2013 to June 30, 2015.

Each replacement option has an exercise price of $0.18 per share, which is equal to the closing price of the Company’s common stock on February 15, 2013, and each replacement option has a five-year term that expires on February 18, 2018. Furthermore, each replacement option will vest only if the Company has income from operations (before any non-cash charges for these replacement stock options) for its fiscal year ending September 30, 2013.

Name	Position with the Company	Shares of Common Stock Covered by the Replacement Option
Alan P. Magerman	Chairman of the Board of Directors and Chief Executive Officer	350,000
Jeffrey P. Kennedy	Director, President and Chief Operating Officer	275,000
Richard S. Kay	Chief Financial Officer, Secretary and Treasurer	65,000
Allen K. Fox	Director	20,000
Brad J. Shapiro	Director	20,000
Gary Palmer	Director of R&D	75,000

The issuance of the options described in this Item 3.02, and the issuance of the shares of common stock that are issuable upon exercise of the options, are exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for transactions not involving public offerings.

Item 5.02. Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

February 20, 2013	By:	/s/ Richard S. Kay
		Name:	Richard S. Kay
		Title:	Chief Financial Officer

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